UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 23, 2012 (April 18, 2012)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, GA	30097

(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain      Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Asbury Automotive Group, Inc. (the "Company") held on April 18, 2012 (the "Annual Meeting"), the Company's stockholders approved the Company's 2012 Equity Incentive Plan (the "Equity Incentive Plan"). A description of the Equity Incentive Plan is contained in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 16, 2012 under the heading "Proposal No 2. Approval of the Asbury Automotive Group, Inc. 2012 Equity Incentive Plan" and is incorporated herein by reference, and a copy of the Equity Incentive Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2012, the Company held its Annual Meeting. The matters upon which the stockholders voted were:

(i) the election of three Class I directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(ii) the approval of the Company's 2012 Equity Incentive Plan;

(iii) the advisory approval of the Company's executive compensation; and

(iv) the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2012.

The three nominees were elected, and the Company's 2012 Equity Incentive Plan, the Company's executive compensation, and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2012, were each approved.

The voting results were as follows:

(1) The election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Janet M. Clarke	28,263,955	581,910	1,331,490
Dennis E. Clements	28,221,808	624,057	1,331,490
Eugene S. Katz	28,279,928	565,937	1,331,490

(2) The approval of the Company's 2012 Equity Incentive Plan:

For	27,219,311
Against	1,623,020
Abstain	3,534
Broker Non-Votes	1,331,490

(3) The advisory approval of Company's executive compensation:

For	28,130,798
Against	631,567
Asbtain	83,500
Broker Non-Votes	1,331,490

(4) The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2012:

For	30,116,338
Against	51,875
Abstain	9,142
Broker Non-Votes	0

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1
Asbury Automotive Group, Inc. 2012 Equity Incentive Plan (attached as Appendix A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2012 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 23, 2012	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1
Asbury Automotive Group, Inc. 2012 Equity Incentive Plan (attached as Appendix A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2012 and incorporated herein by reference)